Net finance expense	12 Months Ended
Dec. 31, 2023
Net finance expense
Net finance expense

6.  Net finance expense/(income)

	Year ended December 31,
	2023	2022	2021
	$’m	$’m	$’m
Senior Secured Green and Senior Green Notes	132	113	72
Net pension interest cost (note 21)	5	3	3
Lease interest cost*	24	12	8
Foreign currency translation losses	6	3	49
Losses on derivative financial instruments	2	—	—
Interest on related party borrowings	—	—	43
Other net finance expense*	36	7	3
Net finance expense before exceptional items	205	138	178
Exceptional finance (income)/expense (note 5)	(58)	(218)	57
Net finance expense/(income)	147	(80)	235

*Prior year lease interest cost and other net finance expense which had previously been aggregated have been represented to conform with current year presentation.

During the year ended December 31, 2023, the Group recognized $24 million (2022: $12 million) of interest paid related to lease liabilities in cash used in operating activities in the consolidated statement of cash flows.